SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 4, 2002

                              Hybrid Networks, Inc.
             (Exact name of registrant as specified in this charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       0-23289                                         77-02520931
(Commission File Number)                 (I.R.S. Employer Identification Number)

                  6409 Guadalupe Mines Road, San Jose, CA 95120
               (Address of principal executive offices) (Zip Code)

                                 (408) 323-6250
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. Other Events.

On April 4, 2002, Hybrid Networks, Inc. issued the following Press Release.

SAN JOSE, Calif.--April 4, 2002--Hybrid Networks Inc. (Nasdaq:HYBR - news) today announced it has received a Staff Determination letter dated March 28, 2002 from the Nasdaq Stock Market stating that Nasdaq plans to delist Hybrid from the Nasdaq Stock Market on April 8, 2002 because of concerns that Hybrid's securities have no remaining value and that Hybrid has failed to demonstrate that it can meet the continued listing requirements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 9, 2002                  Hybrid Networks, Inc.


                                       By: /s/ Michael D. Greenbaum
                                           -------------------------------------
                                           Michael D. Greenbaum
                                           President and Chief Executive Officer